Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Rithm Capital (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Only Review”	2,480 mortgage loans
▪	“Data Integrity Review”:	2,480 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 73 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

# of Units	Interest Rate Change Frequency	Original Loan Amount
Amortization Term	Interest Rate Initial Cap	Original LTV
Amortization Type	Interest Rate Initial Maximum	Original P&I
Appraisal Date	Interest Rate Initial Minimum	Original PITI
Balloon Flag	Interest Rate Life Cap	Original Term
Borrower First Name	Interest Rate Life Floor	Other Financing - Lien Position 2 - Current Balance
Borrower Last Name	Interest Rate Life Max	Other Financing Junior Total Original Loan Amount
Borrower Middle Name	Interest Rate Life Min	Payment Adjustment Cap %
Borrower SSN	Interest Rate Periodic Cap	Payment Change Frequency
City	Interest Rate Periodic Floor	PMI Company
Coborrower First Name	Investor: Qualifying Total Debt Ratio	PMI Coverage %
Coborrower Last Name	Lien Position	Prepayment Penalty
Coborrower Middle Name	LTV Valuation Value	Prepayment Penalty Period (months)
Coborrower SSN	Margin	Property Type
Contract Sales Price	Maturity Date	Purpose
Doc Type	Maximum Balance %	Recast Beginning Month
First Interest Rate Change Date	MERS Min Number	Recast Frequency Months
First Payment Change Date	Neg Am	Refi Purpose
First Payment Date	Next Interest Rate Change Date	Representative FICO

1 | P a g e

Index Type	Next Payment Change Date	Rounding Factor
Index Value	Note Date	State
Interest Collection Type	Occupancy	Street
Interest Only	Original CLTV	Zip
Interest Only Period	Original Interest Rate
Interest Only Period Expiration Date	Original Interest Rate Period

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

N/A

(6) Value of collateral securing the assets: review and methodology.

AMC did not complete a value review as part of the Review.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,311 Mortgage Loans)

(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

2 | P a g e

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

3 | P a g e

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (169 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

4 | P a g e

c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

5 | P a g e

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

•	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

o	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

•	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;

6 | P a g e

iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

7 | P a g e

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

RESULTS SUMMARY (2,480 mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

COMPLIANCE REVIEW FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,210 Mortgage Loans)

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	365	14.72%
B	1,846	74.44%
C	34	1.37%
D	235	9.48%
Total	2,480	100.00%

REVIEW EXCEPTION SUMMARY (2,480 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	234
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	235
	C	ATR/QM Defect	46
		State Defect	12
		TRID Defect	1
		Total Compliance Grade (C) Exceptions:	59
	B	RESPA	1,626
		Missing Application Date	1,078
		TILA	867
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	559
		Missing, Incorrect, or Incomplete GFE	480
		FACTA	387
		Missing Non-Required Data	354
		Missing, Incorrect, or Incomplete Final TIL	313
		LTV Test	247
		Misc. State Level	216
		Loan Package Documentation	197
		Safe Act	178
		TIL-MDIA	125

8 | P a g e

Missing Required Data	112
TRID Defect	94
Missing Required Data (other than HUD-1 or Note)	80
State Defect	80
ECOA	45
Missing, Incorrect, or Incomplete Initial TIL	34
Missing, Incorrect, or Incomplete Final or Initial 1003	21
State Late Charge	14
Final TIL Estimated	12
FHA	8
TRID	7
Federal HPML	5
ATR/QM Defect	3
State HPML	2
Missing Disclosure	1
Total Compliance Grade (B) Exceptions:	7,145
Total Compliance Exceptions:	7,439

DATA INTEGRITY REVIEW SUMMARY (2,480 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 73 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	21	792	2.65%	2,480
Amortization Term	63	1,066	5.91%	2,480
Amortization Type	115	613	18.76%	2,480
Appraisal Date	173	237	73.00%	2,480
Balloon Flag	31	596	5.20%	2,480
Borrower First Name	890	1,950	45.64%	2,480
Borrower Last Name	132	1,950	6.77%	2,480
Borrower Middle Name	64	131	48.85%	2,480
Borrower SSN	62	1,078	5.75%	2,480
City	109	2,480	4.40%	2,480
Coborrower First Name	327	616	53.08%	2,480
Coborrower Last Name	53	616	8.60%	2,480
Coborrower Middle Name	23	46	50.00%	2,480
Coborrower SSN	60	371	16.17%	2,480
Contract Sales Price	349	743	46.97%	2,480
Doc Type	399	624	63.94%	2,480
First Interest Rate Change Date	91	108	84.26%	2,480
First Payment Change Date	60	80	75.00%	2,480
First Payment Date	107	2,354	4.55%	2,480

9 | P a g e

Index Type	138	218	63.30%	2,480
Index Value	7	7	100.00%	2,480
Interest Collection Type	12	394	3.05%	2,480
Interest Only	67	674	9.94%	2,480
Interest Only Period	3	5	60.00%	2,480
Interest Only Period Expiration Date	185	202	91.58%	2,480
Interest Rate Change Frequency	107	151	70.86%	2,480
Interest Rate Initial Cap	22	26	84.62%	2,480
Interest Rate Initial Maximum	34	42	80.95%	2,480
Interest Rate Initial Minimum	37	42	88.10%	2,480
Interest Rate Life Cap	36	38	94.74%	2,480
Interest Rate Life Floor	174	192	90.63%	2,480
Interest Rate Life Max	182	255	71.37%	2,480
Interest Rate Life Min	189	255	74.12%	2,480
Interest Rate Periodic Cap	260	336	77.38%	2,480
Interest Rate Periodic Floor	96	122	78.69%	2,480
Investor: Qualifying Total Debt Ratio	523	1,422	36.78%	2,480
Lien Position	0	1,132	0.00%	2,480
LTV Valuation Value	678	1,746	38.83%	2,480
Margin	272	433	62.82%	2,480
Maturity Date	506	2,181	23.20%	2,480
Maximum Balance %	4	5	80.00%	2,480
MERS Min Number	295	315	93.65%	2,480
Neg Am	4	81	4.94%	2,480
Next Interest Rate Change Date	164	194	84.54%	2,480
Next Payment Change Date	42	48	87.50%	2,480
Note Date	130	2,480	5.24%	2,480
Occupancy	43	1,003	4.29%	2,480
Original CLTV	263	1,532	17.17%	2,480
Original Interest Rate	198	1,928	10.27%	2,480
Original Interest Rate Period	124	149	83.22%	2,480
Original Loan Amount	28	2,480	1.13%	2,480
Original LTV	244	2,037	11.98%	2,480
Original P&I	235	723	32.50%	2,480
Original PITI	85	88	96.59%	2,480
Original Term	122	1,425	8.56%	2,480
Other Financing - Lien Position 2 - Current Balance	13	20	65.00%	2,480
Other Financing Junior Total Original Loan Amount	2	2	100.00%	2,480
Payment Adjustment Cap %	134	149	89.93%	2,480
Payment Change Frequency	53	71	74.65%	2,480
PMI Company	119	163	73.01%	2,480
PMI Coverage %	247	300	82.33%	2,480

10 | P a g e

Prepayment Penalty	2	202	0.99%	2,480
Prepayment Penalty Period (months)	27	39	69.23%	2,480
Property Type	205	1,132	18.11%	2,480
Purpose	82	1,172	7.00%	2,480
Recast Beginning Month	5	9	55.56%	2,480
Recast Frequency Months	5	9	55.56%	2,480
Refi Purpose	96	319	30.09%	2,480
Representative FICO	417	1,351	30.87%	2,480
Rounding Factor	59	76	77.63%	2,480
State	0	2,480	0.00%	2,480
Street	209	2,440	8.57%	2,480
Zip	338	2,480	13.63%	2,480
Total	10,651	53,226	20.01%	2,480

ADDITIONAL SUMMARY

The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	2,126	85.73%	$368,839,551.66	78.69%
Adjustable	354	14.27%	$99,884,352.75	21.31%
Total	2,480	100.00%	$468,723,904.41	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	2,480	100.00%	$468,723,904.41	100.00%
Total	2,480	100.00%	$468,723,904.41	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	405	16.33%	$77,868,138.53	16.61%
Cash Out: Home Improvement/Renovation	6	0.24%	$2,470,125.00	0.53%
Cash Out: Other/Multi-purpose/Unknown Purpose	411	16.57%	$89,771,987.30	19.15%
Limited Cash-Out	16	0.65%	$2,718,555.00	0.58%
First Time Home Purchase	568	22.90%	$90,319,760.90	19.27%
Other-than-first-time Home Purchase	430	17.34%	$83,517,867.65	17.82%
Rate/Term Refinance - Lender Initiated	5	0.20%	$681,975.00	0.15%
Rate/Term Refinance - Borrower Initiated	558	22.50%	$108,405,827.64	23.13%
Construction to Permanent	5	0.20%	$976,685.00	0.21%
Unavailable	76	3.06%	$11,992,982.39	2.56%
Total	2,480	100.00%	$468,723,904.41	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	7	0.28%	$740,261.52	0.16%
121-180 Months	88	3.55%	$13,396,267.60	2.86%
181-240 Months	93	3.75%	$13,678,376.55	2.92%
241-360 Months	2,230	89.92%	$422,326,613.74	90.10%
361+ Months	62	2.50%	$18,582,385.00	3.96%
Total	2,480	100.00%	$468,723,904.41	100.00%

11 | P a g e

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,630	65.73%	$296,662,410.57	63.29%
Co-op	3	0.12%	$385,901.00	0.08%
Condo, Low Rise	112	4.52%	$21,219,384.10	4.53%
Condo, High Rise	14	0.56%	$3,618,990.00	0.77%
PUD	277	11.17%	$61,387,014.95	13.10%
Townhouse	3	0.12%	$488,000.00	0.10%
Single-wide Manufactured Housing	29	1.17%	$3,529,818.24	0.75%
1 Family Attached	48	1.94%	$6,906,055.33	1.47%
2 Family	67	2.70%	$21,947,738.97	4.68%
3 Family	16	0.65%	$4,793,338.37	1.02%
4 Family	6	0.24%	$2,131,850.00	0.45%
Unavailable	275	11.09%	$45,653,402.88	9.74%
Total	2,480	100.00%	$468,723,904.41	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	2,286	92.18%	$439,731,654.08	93.81%
Investment	100	4.03%	$15,942,553.87	3.40%
Second Home	38	1.53%	$5,930,798.00	1.27%
Unknown	56	2.26%	$7,118,898.46	1.52%
Total	2,480	100.00%	$468,723,904.41	100.00%

12 | P a g e